Financial risk management	12 Months Ended
Dec. 31, 2021
Financial risk management [Abstract]
Financial risk management
3.     Financial risk management

Financial risk factors

The board of directors currently reviews the Group’s cash forecast and liquidity requirements. It considers that other financial risks are currently inconsequential to the Group’s activities and outlook. More sophisticated tools for financial risk management will be implemented once such risks are deemed consequential.

Foreign exchange risk

The Group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the U.S. dollar, euro and pounds sterling. Transaction exposure arises because the amount of local currency paid or received in transactions denominated in foreign currencies may vary due to changes in exchange rates. Foreign exchange risk arises from:

-	forecast expenses denominated in a currency other than the entity’s functional currency; and
-	recognized assets and liabilities denominated in a currency other than the entity’s functional currency.

The Group’s cash and cash equivalents are denominated in the following currencies:

	2021	2021	2020	2020
	Local Currency ’000	$’000	Local Currency ’000	$’000
In USD	276,447	276,447	—	—
In Euro	290	329	4,826	5,895
		276,776		5,895

The Group is exposed to foreign exchange risk in its subsidiary as its functional currency is euro. The subsidiary holds significant cash deposits denominated in U.S. dollar. Accordingly, future changes in the exchange rates of euro and the U.S. dollar will expose the Group to currency gains or losses that will impact the reported amounts of assets, liabilities, income and expenses and the impact could be material.

For the year ended December 31, 2021, the Group recognized a foreign exchange gain of $5.9 million (2020: $nil). The foreign exchange gain was primarily related to the U.S. dollar cash holding of its subsidiary and the associated strengthening of the U.S. dollar compared to euro during the year. While the Group benefited from changes in foreign exchange rates in 2021, it is possible that foreign exchange losses could occur. Any occurrences of foreign exchange losses would negatively affect the Group and the effect could be material.

The Group does not believe there is currently a need to enter into specific contracts to reduce the exposure to changes in foreign exchange rates, such as by entering into options or forward contracts. The Group may in the future consider using options or forward contracts to manage currency transaction exposures.

At December 31, 2021, if the U.S. dollar had weakened / strengthened by 10% against the euro with all other variables held constant, the loss before tax for the year would have been $10 million higher / lower, mainly related to the translation of cash held in U.S. dollar in the Company’s subsidiary, GH Research Ireland Limited, whose functional currency is euro as explained in note 2, “Basis of preparation, significant judgments, and accounting policies”(2020: $nil higher / lower).

Credit risk

The Group is not currently exposed to significant credit risk except on its cash and cash equivalents. The Group’s cash balance is maintained with well established, highly rated financial institutions. As of December 31, 2021, the cash balances are held at one bank that has S&P’s credit rating of BBB+. The Group does not invest in equity instruments or derivatives.

Liquidity risk

Liquidity risk is the risk that the Group may not be able to generate sufficient cash resources to settle its obligations in full as they fall due or can do so only on terms that are materially disadvantageous. Prudent liquidity risk management implies maintaining sufficient cash to cover working capital requirements. Cash is monitored by the Group’s management.

Funding and liquidity risks are reviewed regularly by the board of directors and management. The Group funds its capital requirements through capital raising.

Capital management

The Group considers equity as equivalent to the IFRS equity on the balance sheet (including share capital, additional paid-in capital and all other equity reserves attributable to the owners of the Company). The Group has no interest-bearing debt.

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern and to provide returns to its shareholders through advancing our investigational pharmaceutical product candidates towards regulatory approval.

Fair value estimation

The carrying amount is considered to be identical to the fair value for the following financial assets and liabilities:

-	Cash and cash equivalents
-	Other current assets
-	Trade payables and other current liabilities

There were no significant changes in the business or economic circumstances that affect the fair value of the Group’s financial assets and financial liabilities.

Fair values must be estimated on an ongoing basis with regard to awards under the Share Option Plan. The approach to valuation follows the grant date fair value principle and the key input factors are described for the share-based compensation awards in note 15, “Share-based compensation”.